Exhibit 32.2

PERIODIC REPORT CERTIFICATION
of the Chief Financial Officer

I, Dan Moses, Chief Financial Officer of SimpleTech, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Quarterly Report of the Company on Form 10-Q for the quarterly period ending June 30, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAN MOSES

Dan Moses Chief Financial Officer August 12, 2003